UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Invitae Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders on June 6, 2022. The matters voted upon at the meeting and the results of those votes are set forth below.

1.	The following Class III directors were elected to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Eric Aguiar, M.D.	102,772,596	35,291,763	46,266,627
Sean E. George, Ph.D.	104,375,127	33,689,232	46,266,627

2.	The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 shares to 600,000,000 shares was approved.

For	Against	Abstain
172,583,869	11,426,580	320,537

3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
131,882,075	4,956,274	1,226,010	46,266,627

4.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

For	Against	Abstain
183,295,101	878,689	157,196

5.

The stockholder proposal to elect each director annually was approved. The proposal is a request that the Company’s Board of Directors (the “Board”) take all the necessary steps to reorganize the Board into one class with each director subject to election each year for a one-year term. The proposal is not an approved amendment to the Company’s Amended and Restated Bylaws.

For	Against	Abstain	Broker Non-Votes
77,197,331	60,015,696	851,332	46,266,627

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2022

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Thomas R. Brida
General Counsel